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FIRST COMMONWEALTH FINANCIAL CORPORATION

EXHIBIT 10.5 - Change in Control Agreement - Gerard M. Thomchick

                                              AGREEMENT FOR
                                           SEVERANCE PAYMENTS
                                            IN THE EVENT OF
                                        TERMINATION OF EMPLOYMENT
                                       UNDER CERTAIN CIRCUMSTANCES

     THIS AGREEMENT, by and between First Commonwealth Financial Corporation, a bank holding company organized and existing under the laws of the Commonwealth of Pennsylvania and with its principal place of business in Indiana, Pennsylvania (the "Employer") and Gerard M. Thomchick of White Township, Indiana County, Pennsylvania (the "Executive") made this 27th day of October, 1995.

                                               WITNESSETH

     WHEREAS, the Executive is presently employed by the Employer as its Senior Executive Vice President and Chief Operating Officer;

     WHEREAS, the Employer wishes to induce the Executive to continue as its Senior Executive Vice President and Chief Operating Officer and, accordingly, to provide certain employment security to said Executive in the event of a "change in control" (as hereinafter defined);

     WHEREAS, the Employer believes that it is in the best interest of its shareholders for the Executive to continue in his position on an objective and impartial basis and without distraction or conflict of interest as a result of a possible, or actual "change in control" (as hereinafter defined); and

     WHEREAS, in consideration, inter alia, of this Agreement the Executive is willing to continue as the Employer's Senior Executive Vice President and Chief Operating Officer;

     NOW THEREFORE, IN CONSIDERATION OF THE EXECUTIVE CONTINUING AS THE SENIOR EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER OF THE EMPLOYER AND OF THE MUTUAL PREMISES HEREIN CONTAINED, THE EXECUTIVE AND THE EMPLOYER, INTENDING TO BE LEGALLY BOUND, HEREBY AGREE AS FOLLOWS, TO WIT;

                                                ARTICLE I

                                               DEFINITIONS

     1. A "Change in Control" for the purpose of this Agreement, shall be deemed to have occurred if, at any time, any person or group of persons acting in concert (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission promulgated thereunder) shall acquire legal or beneficial ownership interest, or voting rights, in twenty-five percent (25%) or more of the common voting stock of First Commonwealth Financial Corporation.

     2. A "Triggering Event" for the purpose of this Agreement shall be deemed to have occurred if, on or after the occurrence of a Change in Control, any of the following shall occur, viz:

(a) Within two (2) years from the date on which the Change In Control occurred, the Employer shall terminate the employment of the Executive, other than in the case of a Termination For Cause, as herein defined;
(b) Within two (2) years from the date on which the Change In Control occurred, the Employer shall reduce the Executive's title, responsibilities, power or authority in comparison with his title, responsibilities, power or authority at the time of the Change In Control;
(c) Within two (2) years from the date on which the Change In Control occurred, the Employer shall assign the Executive duties which are inconsistent with the duties assigned to the Executive on the date on which the Change In Control occurred and which duties the Employer persists in assigning to the Executive despite the prior written objection of the Executive;
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FIRST COMMONWEALTH FINANCIAL CORPORATION

EXHIBIT 10.5 - Change in Control Agreement - Gerard M. Thomchick
(Continued)

(d) Within two (2) years from the date in which the Change In Control occurred, the Employer shall reduce the Executive's base compensation, his group health, life, disability or other insurance programs (including any such benefits provided to the Executive's family), his pension, retirement or profit-sharing benefits or any benefits provided by the Employer's Employee Stock Ownership Plan, or any substitute therefor, or shall exclude him from any plan, program or arrangement in which the other executive officers of the Employer are included.

     3. A "Termination For Cause" for the purpose of this Agreement shall be deemed to have occurred if:

(a) The Executive shall have committed a felony under the laws of the United States of America, or of any state or territory thereof, and shall have been convicted of the same, or shall have pled guilty or nolo contendere with respect to said charge, and the commission of said felony resulted in, or was intended to result in, a loss (monetary or otherwise) to the Employer or its clients, customers, directors, officers or employees, or
(b) The Executive shall have deliberately and intentionally failed and refused to perform his duties to the Employer (other than during such time as the Executive shall be incapacitated due to accident or illness or during his regularly scheduled vacation periods) for a period of thirty (30) consecutive days following the receipt by him of a notice from the Employer sent by certified mail, return receipt requested, setting forth in detail the facts upon which the Employer relies in concluding that the Executive has deliberately and intentionally refused to perform his duties and indicating with specificity the duties that the Employer demands that the Executive perform forthwith.

                                               ARTICLE II

                                            SEVERANCE PAYMENT

     Upon the occurrence of a Triggering Event, the Employer shall pay to the Executive a severance benefit which shall be in addition to any other compensation or remuneration to which the Executive is, or shall become, entitled to receive from the Employer. Each severance payment shall be paid by the Employer to the Executive on the first day of each calendar month commencing on the first day of the month next following the month in which the Triggering Event occurred, and be payable to the Executive or his beneficiary ( as hereinafter provided) for twenty-three (23) consecutive months thereafter, so that a total of twenty-four (24) consecutive monthly payments shall be made. The amount of each such payment shall be equal to one-twelfth (1/12) of the Executive's annual base salary on the date of the Change In Control. In addition thereto, the Employer shall, at its expense, provide the Executive, and his family, with life, health, disability and accidental death and dismemberment insurance in an amount not less than that provided on the date on which the Change In Control occurred, for the period during which the monthly payments provided above are to be made.

                                               ARTICLE III

                                    LIMITATION ON PAYMENT OF BENEFITS

     Notwithstanding anything to the contrary herein contained, in no event shall any amount of severance payments be paid to the extent that such amount constitutes "excess parachute payments" to a "disqualified individual," as such terms are defined by Section 280G of the Internal Revenue Code of 1986, as amended (26 USC 280G) and the regulations of the Secretary of the Treasury or his delegate issued pursuant thereto.

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FIRST COMMONWEALTH FINANCIAL CORPORATION

EXHIBIT 10.5 - Change in Control Agreement - Gerard M. Thomchick
(Continued)

                                               ARTICLE IV

                                            PAYMENTS ON DEATH

     If the Executive shall die after the occurrence of a Triggering Event, but prior to the payment of all of the monthly severance payments required by
Article II hereof, then all remaining severance payments shall be paid to the beneficiary herein provided at the same time, and in the same amount, as would have been payable to the Executive (in accordance with Article II hereof) had he survived. For this purpose, the Executive's beneficiary shall mean the person or persons designated by the Executive in a notice to the Employer, provided, however than any such designation shall be revocable during the lifetime of the Executive, and in the event that the Executive shall have given more than one such notice during his lifetime, the beneficiary designated in the last such notice shall govern. If the Executive shall not have given such a notice prior to his death, the beneficiary shall be deemed to be the same person that the Executive designated with respect to his group life insurance program maintained by the Employer.

                                                ARTICLE V

                                          VOLUNTARY TERMINATION
                                              OF EMPLOYMENT

     If the Executive shall resign, or otherwise voluntarily terminate, his employment with the Employer within a one (1) year period commencing on the date that a Change In Control occurred, and on the date of such resignation, or other voluntary termination of employment, he has not yet attained the earliest normal retirement date under the provisions of the Employer's Employee Stock Ownership Plan, Profit-Sharing Plan, or other qualified pension or profit-sharing plan of the Employer, then the Employer shall pay to the Executive a severance benefit which shall commence on the first day of the month following the date of such resignation or other termination of employment and shall be payable thereafter for the same period, in the same amount and under the same conditions as if such payments are made following a Triggering Event in accordance with Article II hereof.

                                               ARTICLE VI

                                         COMPETITIVE EMPLOYMENT

     If during the period that the Executive is receiving severance payments as herein provided, he shall become an officer, director, employee or consultant to a bank or bank holding company which provides (or whose subsidiaries or affiliates provide) trust, loan or retail banking facilities in the same county as such facilities are provided by any subsidiary or affiliate of the Employer, and which is in direct competition with the Employer, then the Employer may elect to notify the Executive by certified mail, return receipt requested, that it considers the employment of the Executive as competitive employment in accordance with this Article of this Agreement.
     The Executive may, within sixty (60) days of receipt of such notice from the Employer terminate such competitive employment and certify the same to the Employer by certified mail, return receipt requested. However, if he shall fail to so terminate his employment and certify the same to the Employer within sixty (60) days of receipt of the notice as herein provided, no subsequent severance payments shall be due or payable following such sixtieth day, notwithstanding any other provision of this Agreement. However, this provision shall in no event affect Executive's entitlement to receive all severance payments due prior to the sixtieth day after receipt by the Executive of such notice, nor shall it in any way require Executive not to engage in such competitive employment.



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FIRST COMMONWEALTH FINANCIAL CORPORATION

EXHIBIT 10.5 - Change in Control Agreement - Gerard M. Thomchick
(Continued)

                                               ARTICLE VII

                                                 SETOFF

     No amounts otherwise due or payable under this Agreement shall be subject to setoff or counterclaim by either party hereto.

                                              ARTICLE VIII

                                             ATTORNEY'S FEES

     All attorney's fees and related expenses incurred by Executive in connection with or relating to the enforcement by him of his rights under this Agreement shall be paid for by the Employer.

                                               ARTICLE IX

                                         SUCCESSORS AND PARTIES
                                               IN INTEREST

     This Agreement shall be binding upon and shall inure to the benefit of the Employer and its successors and assigns, including, without limitation, any corporation which acquires, directly or indirectly, by purchase, merger, consolidation or otherwise, all or substantially all of the business or assets of the Employer. Without limitation of the foregoing, the Employer shall require any such successor, by agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that it is required to be performed by the Employer.
     This Agreement shall be binding upon and shall inure to the benefit of the Executive, his heirs at law and his personal representatives.

                                                ARTICLE X

                                               ATTACHMENT

     Neither this Agreement nor any benefits payable hereunder shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge or to execution, attachment, levy or similar process at law, whether voluntary or involuntary.

                                               ARTICLE XI

                                           EMPLOYMENT CONTRACT

     This Agreement shall not in any way constitute an employment agreement between the Employer and the Executive and it shall not oblige the Executive to continue in the employ of Employer, nor shall it oblige the Employer to continue to employ the Executive, but it shall merely require the Employer to pay severance benefits to the Executive under certain circumstances, as aforesaid.

                                               ARTICLE XII

                                        RIGHTS UNDER OTHER PLANS
                                             AND AGREEMENTS

     The severance benefits herein provided shall be in addition to, and is not intended to reduce, restrict or eliminate any benefit to which the Executive may otherwise be entitled by virtue of his termination of employment or otherwise.

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FIRST COMMONWEALTH FINANCIAL CORPORATION

EXHIBIT 10.5 - Change in Control Agreement - Gerard M. Thomchick
(Continued)

                                              ARTICLE XIII

                                                 NOTICES

     All notices and other communications required to be given hereunder shall be in writing and shall be deemed to have been delivered or made when mailed, by certified mail, return receipt requested, if to the Executive, to the last address which the Executive shall provide to the Employer, in writing, for this purpose, but if the Executive has not then provided such an address, then to the last address of the Executive then on file with the Employer; and if to the Employer, then to the last address which the Employer shall provide to the Executive, in writing, for this purpose, but if the Employer has not then provided the Executive with such an address, then to:

                                           President and Chief
                                            Executive Officer
                                First Commonwealth Financial Corporation
                                          Old Courthouse Square
                                          22 North Sixth Street
                                      Indiana, Pennsylvania  15701

                                               ARTICLE XIV

                                            GOVERNING LAW AND
                                              JURISDICTION

     This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, except for the laws governing conflict of laws. In the event that either party shall institute suit or other legal proceeding, whether in law or equity, the Courts of the Commonwealth of Pennsylvania shall have exclusive jurisdiction with respect thereto.

                                               ARTICLE XV

                                            ENTIRE AGREEMENT

     This Agreement constitutes the entire understanding between the Employer and the Executive concerning the subject matter hereof and supersedes all prior written or oral agreements or understandings between the parties hereto. No term or provision of this Agreement may be changed, waived, amended or terminated except by a written instrument of equal formality to this Agreement.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of this Agreement, the parties have hereunto set their hands and seals as of the date and your first above written.





      (Corporate Seal)                          FIRST COMMONWEALTH
                                                FINANCIAL CORPORATION



Attest:

/S/David R. Tomb                             By/S/Joseph E. O'Dell
Corporate Secretary                            JOSEPH E. O'DELL
                                               President and Chief
                                               Executive Officer


/S/Wendy Kelly Reynolds                        /S/Gerard M. Thomchik
Witness                                        GERARD M. THOMCHICK